EXHIBIT 13(b)

VOLT ETF TRUST

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of Volt Crypto Industry Revolution and Tech ETF (the “Fund”), a series of the Volt ETF Trust on Form N-CSR for the period ended January 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Tad Park, President and Principal Executive Officer of the Fund, does hereby certify, to his knowledge, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Tad Park
Tad Park President and Principal Executive Officer

Date:	April 4, 2022

A signed original of this written statement required by Section 906 has been provided to the Volt ETF Trust and will be retained by the Volt ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

EXHIBIT 13(b)

VOLT ETF TRUST

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of Volt Crypto Industry Revolution and Tech ETF (the “Fund”), a series of the Volt ETF Trust on Form N-CSR for the period ended January 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, James Hong, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Fund, does hereby certify, to his knowledge, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ James Hong
James Hong Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date:	March 30, 2022

A signed original of this written statement required by Section 906 has been provided to the Volt ETF Trust and will be retained by the Volt ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.